                            OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                      Class A Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS A SHARES below cert. no.)
                                                 (centered below boxes)

OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 69 4
(at left)  is the owner of

                             (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST, $.001 par value

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                     -------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a/Gartmore/CertA

                           OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH  FUND II
                                      Class B Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS B SHARES below cert. no.)
                                                 (centered below boxes)

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 68 6
(at left)  is the owner of

                             (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST, $.001 par value

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                     -------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                         OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II

                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Gartmore\CertB

                            OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                      Class C Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS C SHARES below cert. no.)
                                                 (centered below boxes)

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 67 8
(at left)  is the owner of

                             (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                     -------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                            OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Gartmore\CertC

                            OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                      Class N Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS N SHARES below cert. no.)
                                                 (centered below boxes)

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 66 0
(at left)  is the owner of

                             (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                     -------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                            OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Gartmore\CertN

                            OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                      Class Y Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS Y SHARES below cert. no.)
                                                 (centered below boxes)

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 65 2
(at left)  is the owner of

                             (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                     OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                     -------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                            OPPENHEIMER SELECT MANAGERS - GARTMORE MILLENNIUM GROWTH FUND II
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Gartmore\CertY

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                      Class A Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS A SHARES below cert. no.)
                                                 (centered below boxes)

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 81 9
(at left)  is the owner of

                             (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                 OPPENHEIMER SELECT MANAGERS  - JENNISON GROWTH FUND
                                 ---------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a/JennisonGrowth/CertA

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH  FUND
                                      Class B Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS B SHARES below cert. no.)
                                                 (centered below boxes)

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 79 3
(at left)  is the owner of

                             (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                          --------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH  FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Jennison\CertB

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                      Class C Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS C SHARES below cert. no.)
                                                 (centered below boxes)

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 78 5
(at left)  is the owner of

                             (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                          --------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Jennison\CertC

                                 OPPENHEIMER SELECT MANAGERS -  JENNISON GROWTH FUND
                                      Class N Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS N SHARES below cert. no.)
                                                 (centered below boxes)

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 77 7
(at left)  is the owner of

                             (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                          --------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                 OPPENHEIMER SELECT MANAGERS -  JENNISON GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Jennison\CertN

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                      Class Y Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS Y SHARES below cert. no.)
                                                 (centered below boxes)

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 76 9
(at left)  is the owner of

                             (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                          OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                          --------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                 OPPENHEIMER SELECT MANAGERS - JENNISON GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Jennison\CertY

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                      Class A Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS A SHARES below cert. no.)
                                                 (centered below boxes)

OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 60 3
(at left)  is the owner of

                             (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                   ----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a/MercuryAdvisorsFocus/CertA

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                      Class B Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS B SHARES below cert. no.)
                                                 (centered below boxes)

OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 70 2
(at left)  is the owner of

                             (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST, $ .001 par value

OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a/MercuryAdvisorFocus/CertB

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND       Class C Share  Certificate  (8-1/2"  x
11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS C SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 80 1
(at left)  is the owner of

                             (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                   ----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\MercuryAdvisorsFocus\CertC

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND

       Class N Share  Certificate  (8-1/2"  x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS N SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 88 4
(at left)  is the owner of

                             (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                   ----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\MercuryAdvisorsFocus/CertN

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                 Class Y Share  Certificate  (8-1/2"  x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS Y SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 87 6
(at left)  is the owner of

                             (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                   ----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS FOCUS GROWTH FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\MercuryAdvisorsFocus\CertY

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                      Class A Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS A SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 10 8
(at left)  is the owner of

                             (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                    OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500 INDEX FUND
                                    ---------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                       OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND

                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a/MercuryAdvisors S&P/CertA

OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
 Class B Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS B SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 20 7
(at left)  is the owner of

                             (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                   -----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\MercuryAdvisorsS&P\CertB

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                  Class C Share  Certificate  (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS C SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 30 6
(at left)  is the owner of

                             (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                   -----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\MercuryAdvisorsS&P\CertC

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                  Class N Share  Certificate  (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS N SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 40 5
(at left)  is the owner of

                             (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                   -----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\MercuryAdvisorsS&P\CertN

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                     Class Y Share  Certificate  (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS Y SHARES below cert. no.)
                                                 (centered below boxes)

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 50 4
(at left)  is the owner of

                             (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                   OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                   -----------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                          OPPENHEIMER SELECT MANAGERS - MERCURY ADVISORS S&P 500 INDEX FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\MercuryAdvisorsS&P\CertY

                                OPPENHEIMER SELECT MANAGERS -QM ACTIVE BALANCED FUND
                                      Class A Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS A SHARES below cert. no.)
                                                 (centered below boxes)

OPPENHEIMER SELECT MANAGERS -QM ACTIVE BALANCED FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 86 8
(at left)  is the owner of

                             (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                         OPPENHEIMER SELECT MANAGERS -QM ACTIVE BALANCED FUND
                                         ----------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                              OPPENHEIMER SELECT MANAGERS -QM ACTIVE BALANCED FUND

                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a/QMActive/CertA

                                OPPENHEIMER SELECT MANAGERS -QM ACTIVE BALANCED FUND
                                      Class B Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS B SHARES below cert. no.)
                                                 (centered below boxes)

                                OPPENHEIMER SELECT MANAGERS -QM ACTIVE BALANCED FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 85 0
(at left)  is the owner of

                             (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                -----------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\QM\CertB

                                OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                      Class C Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS C SHARES below cert. no.)
                                                 (centered below boxes)

                                         OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 84 3
(at left)  is the owner of

                             (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                         OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                         -----------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\QM\CertC

                                OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                      Class N Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS N SHARES below cert. no.)
                                                 (centered below boxes)

                                         OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 83 5
(at left)  is the owner of

                             (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                         OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                         -----------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\QM\CertN

                                OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                      Class Y Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS Y SHARES below cert. no.)
                                                 (centered below boxes)

                                         OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 82 7
(at left)  is the owner of

                             (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST, $ .001 par value

         OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
         -----------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                             OPPENHEIMER SELECT MANAGERS - QM ACTIVE BALANCED FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\ QM\CertY

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      Class A Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS A SHARES below cert. no.)
                                                 (centered below boxes)

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 75 1
(at left)  is the owner of

                             (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST, $ .001 par value

                            OPPENHEIMER SELECT MANAGERS  - SALOMON BROTHERS CAPITAL FUND
                            ------------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a/SalomonBrothers/CertA

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      Class B Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS B SHARES below cert. no.)
                                                 (centered below boxes)

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 74 4
(at left)  is the owner of

                             (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      -----------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Salomon\CertB

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      Class C Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS C SHARES below cert. no.)
                                                 (centered below boxes)

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 73 6
(at left)  is the owner of

                             (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      -----------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND         SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Salomon\CertC

                            OPPENHEIMER SELECT MANAGERS -  SALOMON BROTHERS CAPITAL  FUND
                                      Class N Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS N SHARES below cert. no.)
                                                 (centered below boxes)

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 72 8
(at left)  is the owner of

                             (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      -----------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                            OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL  FUND
                                                        SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Salomon\CertN

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      Class Y Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"  decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS Y SHARES below cert. no.)
                                                 (centered below boxes)

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                                    A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                                     (at right) SEE REVERSE FOR
                                                                                CERTAIN DEFINITIONS
                                                                       (box with number) CUSIP
                                                                       68381Q 71 0
(at left)  is the owner of

                             (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST, $ .001 par value

                                      OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND
                                      -----------------------------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/  Brian W. Wixted                                                   /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                             OPPENHEIMER SELECT MANAGERS - SALOMON BROTHERS CAPITAL FUND         SEAL
                                                        2000
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     ENGLEWOOD (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 with the name(s) as written upon the face of the certificate
of above paragraph                  in every particular without alteration or enlargement
                                    or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

n1a\Salomon\CertY